Please file this Statement of Additional Information Supplement with your records.

WELLS FARGO FUNDS TRUST

WELLS FARGO ADVANTAGE SMALL CAP DISCIPLINED FUND

Class A, Class C, Administrator Class, Institutional Class and Investor Class

Supplement dated May 19, 2010, to the Statement of Additional Information dated March 1, 2010, as previously supplemented as the case may be.

This supplement contains important information about the above referenced Fund.

At a meeting of the Board of Trustees of the Wells Fargo Advantage Funds® (the “Board”) held on January 11, 2010, the Board approved the change to the Fund’s investment sub-adviser (subject to shareholder approval), as well as a change to the Fund’s name. At the special meeting of the shareholders held on May 18, 2010, the shareholders approved the change to the investment sub-adviser, anticipated to become effective on or about June 1, 2010.  In conjunction with this change, the Fund’s name will be Wells Fargo Advantage Intrinsic Small Cap Value Fund, and its investment sub-adviser will be Metropolitan West Capital Management, LLC(“MWCM”).

Accordingly, the table containing information about the Fund in the section entitled “Investment Sub-Advisers” in the Fund’s Statement of Additional Information is replaced with the following:

Fund	Sub-Adviser	Fee
Intrinsic Small Cap Value	MWCM	First $100 million / 0.55% Next $100 million / 0.50% Over $200 million / 0.40%

The section entitled “Portfolio Managers” beginning on page 24 of the Statement of Additional Information is amended to add the following information:

Fund	Sub-Adviser	Portfolio Managers
Intrinsic Small Cap Value	MWCM	Samir Sikka Jeffrey Peck Alex Alvarez, CFA

The following information, also added to the section “Portfolio Managers,” is current as of April 30, 2010:

Management of Other Accounts. The following table indicates the type of, number of, and total assets in accounts managed by the Portfolio Managers, not including the Funds. The accounts described include accounts that a Portfolio Manager manages in a professional capacity as well as accounts that a Portfolio Manager may manage in a personal capacity, if any, which are included under “Other Accounts.”

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed
MWCM
Samir Sikka	6	$632.9 MM	3	$90.8 MM	12	$210.2 MM
Jeffrey Peck	13	$6,240.7 MM	7	$563.7 MM	523	$7,309.0 MM
Alex Alvarez, CFA	6	$632.9 MM	3	$90.8 MM	12	$210.2 MM

The following table indicates the number and total assets managed of the above accounts for which the advisory fee is based on the performance of such accounts.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed
MWCM
Samir Sikka	0	$0.0 MM	0	$0.0 MM	1	$58.2 MM
Jeffrey Peck	0	$0.0 MM	0	$0.0 MM	2	$50.0 MM
Alex Alvarez, CFA	0	$0.0 MM	0	$0.0 MM	1	$58.2 MM

Beneficial Ownership in the Funds. The following table shows for each Portfolio Manager the dollar value of Fund equity securities beneficially owned by the Portfolio Manager, stated as one of the following ranges:

$0;

$1 - $10,000;

$10,001 - $50,000;

$50,001 - $100,000;

$100,001 - $500,000;

$500,001 - $1,000,000; and

over $1,000,000.

Portfolio Manager	Fund	Beneficial Ownership
MWCM
Samir Sikka	Intrinsic Small Cap Value	$0
Jeffrey Peck	Intrinsic Small Cap Value	$0
Alex Alvarez, CFA	Intrinsic Small Cap Value	$0

Material Conflicts of Interest

MWCM. In the case of MWCM, the Portfolio Managers manage accounts on a team basis, so the Portfolio Managers may be subject to the potential conflicts of interest described above. In general, MWCM has policies and procedures to address the various potential conflicts of interest described above. MWCM has policies and procedures designed to ensure that the Portfolio Managers have sufficient time and resources to devote to the various accounts they manage. Similarly, MWCM has policies and procedures designed to ensure that investments and investment opportunities are allocated fairly across accounts, and that the interests of client accounts are placed ahead of the Portfolio Managers' personal interests. However, there is no guarantee that such procedures will detect or address each and every situation where a conflict arises.

Compensation.

MWCM. Compensation for investment professionals consists of a base salary and bonus. A material portion of each professional's annual compensation is in the form of a bonus tied to results relative to clients' benchmarks and overall client satisfaction. While Wells Fargo holds a majority ownership interest in MWCM, certain MWCM professionals still hold ownership interests in the firm and accordingly receive additional payments based on the profitability of the firm. MWCM professionals who hold ownership interests in the firm do not receive investment performance-related bonuses. MWCM's compensation system is not determined on an account-specific basis. Rather, bonuses are tied to overall firm profitability and composite performance relative to the benchmark. To reinforce long-term focus, performance is measured over long time periods (typically three to five years). Portfolio managers are encouraged to maintain a long-term focus and are not compensated for the number of their recommendations that are purchased in the portfolio. Rather, their bonuses are tied to overall strategy performance.